UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

ViewRay, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37725	42-1777485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, OH		44146
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 703-3210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Conditions.

On January 7, 2019, ViewRay, Inc. (“ViewRay”) issued a press release announcing preliminary results for the fourth quarter and full fiscal year ended December 31, 2018. The press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

Spokespersons of ViewRay, Inc. (“ViewRay”) plan to present the information in the presentation attached hereto as Exhibit 99.2 at the 37th Annual J.P. Morgan Healthcare Conference on January 7, 2019.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the presentation is summary information that is intended to be considered in the context of more complete information included in ViewRay’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that ViewRay has made and may make from time to time by press release or otherwise. ViewRay undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Disclaimer” in Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Form 8-K and the Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 7, 2019.

99.2	J.P. Morgan Healthcare Conference Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019		ViewRay, Inc.

	By:	/s/ Robert McCormack
Robert McCormack
Senior Vice President and General Counsel